U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): October 28, 2002




                        Wireless Age Communications, Inc.
                        (formerly Lennoc Ventures, Inc.)
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                                    --------
                 (State or other jurisdiction of incorporation)



          001-31338                                      98-0336674
          -------                                          ----------
   (Commission File No.)                                 (IRS Employer
                                                       Identification No.)



     311 Tawny Road Sarnia, Ontario, N7S-5K1 (519) 542-1229 (Address and telephone number of principal executive offices and place of business)

Item 1.  Changes in Control of Registrant

                      None

Item 2.  Acquisition or Disposition of Assets

     Lennoc Ventures Inc. acquired approximately 91% of a Saskatchewan (province in Canada) company called Wireless Age Communications Ltd. In connection with this transaction, Robert Sim bought out his partner's company, RDC Holdings Ltd., on June 30, 2000 for an initial payment of $837,613.63 and installment payments of $579,886.36 at an interest rate of 8%. There was an amendment signed on June 24, 2002 confirming a remaining balance of $325,000 payable in 24 equal monthly installments of $13,541.67 at no interest. The shares purchased are 644,318 shares of Wireless Age and they stand as collateral for the installment payments. Robert Sim assigned that agreement to the registrant in exchange for 304,517 pre-split (1,522,585 post-split) shares of registrant. Resgistrant then assumed the liability for the remaining $325,000 to be paid to RDC Holdings Ltd. Dallas Robinson is the president and a director of Wireless Age, president and in connection with the transaction became a director and president of registrant. In addition, Saskatchewan company 617350 Saskatchewan Ltd. d/b/a Robinson Marketing & Communications Ltd. sold 28,051 shares of Wireless Age to the registrant for 17,931 pre-split shares (89,655 post-split) shares. Also in connection with the transaction Robert Sim held 578,418 of Wireless Age shares through a Saskatchewan company called DB Sim Holdings Ltd. Robert Sim is the sole shareholder of DB and it has 20 commons shares issued and outstanding. Robert Sim sold the shares of DB to the registrant for 273,373 pre-split shares (1,366,865 post-split) and the assumption of a note in favor of Dianne Sim in the amount of $450,000. The note is secured by the DB shares and is payable in 36 monthly installments beginning on March 1, 2003 and bearing interest at 6% per annum.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants


Item 5.  Other Events

     The registrant changed its name from Lennoc Ventures, Inc. to Wireless Age Communications, Inc. on October 20, 2002 and conducted a five for one forward split of its outstanding common stock.

Item 6.  Resignation & Appointment of Directors

         Effective as of October 28, 2002, Kenneth McAlpine resigned as a director and voted his shares to elect Dallas Robinson in as a new director.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

Exhibits:

10.1   Stock Purchase Agreement

10.2     Stock Purchase Agreement

10.3     Stock Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wireless Age Communications, Inc.


                                        By: /s/ Dallas Robinson
                                        -----------------------------
                                         Dallas Robinson, President

Dated:  October 31, 2002

Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

       THIS AGREEMENT (the "Agreement") is made and entered into as of this 8th day of October, 2002, between the Lennoc Ventures Inc., a Nevada corporation (the "Purchaser"), and Robert Sim (the "Seller").

WHEREAS, Wireless Age Communications Ltd. is a Saskatchewan corporation (the "Company") with 1,412,716 issued and outstanding shares of no par value (the "Stock"); and WHEREAS, Seller purchased 644,318 shares of Stock in the Company from R.D.C. Holdings Inc. pursuant to a purchase agreement executed on June 30, 2000 (the "RDC Agreement"); and WHEREAS, the RDC Agreement called for an initial payment of $837,613.63 and installment payments of $579,886.36 at an interest rate of 8%; and WHEREAS, an amendment to the RDC Agreement was executed on June 24, 2002 confirming a remaining obligation of $325,000 payable in 24 equal monthly installments with no interest; and WHEREAS, the Purchaser is directly and indirectly acquiring shares of Stock of the Company in exchange for shares of the Purchaser along with the assumption of certain share purchase notes and other liabilities; and WHEREAS, the Purchaser desires to purchase and the Seller desire to sell the 644,318 shares of the Company, subject to the provisions of the RDC Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.       Sale and Purchase of Shares.

       Subject to the provisions of this Agreement, the Seller agree to sell, and Purchaser agrees to buy 644,318 shares of the Company (the "Shares"), which will at Closing constitute approximately 45.6% of the issued and outstanding shares of stock of the Company.

2.       Purchase Price.

       Purchaser agrees to issue to the Seller 304,517 pre-split (1,522,585 post-split) restricted common shares of Lennoc Ventures Inc. and assume the liability for a share purchase note in favor of R.D.C. Holdings Inc. in the amount of $325,000, payable in 24 monthly installments of $13,541.67, beginning on November 1, 2002 (the "Share Purchase Note").

3.       Closing.

       The Closing shall occur on effective date of the share exchange between the Purchaser and Seller (the "Closing Date") at the offices of the Company, or at such other time and place as is mutually agreeable to Purchaser and the Seller. Purchaser shall deliver the consideration set forth in Section 2 above.



4.     Representations, Warranties and Covenants of the Seller.
       --------------------------------------------------------

       The Seller hereby represents and warrants to the Purchaser that the following are and will be true and correct on the Closing Date and such representations and warranties shall survive the Closing:

       (a) Authorization of Agreement. This Agreement constitutes a valid obligation, legally binding upon the Seller in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction do not and will not result in any breach of, or default under, any agreement, license or other obligation of the Seller.

       (b) Stock Ownership. Upon issuance and on the Closing Date, the Shares were fully paid, non-assessable, free and clear of all restrictions, liens, security interests, hypothecations, pledges and encumbrances of every kind and nature whatsoever, except for a security interest in those shares in favor of R.D.C. Holdings Inc. as security for the Share Purchase Note described in Clause 2 hereof. There are no restrictions in the Articles of Incorporation, Bylaws or other corporate documents of the Company prohibiting the free transferability of the Shares.

5.     Indemnification by the Seller.

       The Seller, its successors and assigns, jointly and severally, shall indemnify, defend and hold Purchaser harmless from any and all losses, claims, damages or liabilities, including any costs of recovery, suffered by Purchaser as a result of:

     (a) The failure of any representation or warranty of the Seller contained in this Agreement to be true and accurate when made and as of the Closing Date;

     (b) The failure of the Seller to comply with any obligations, agreements or covenants contained in this Agreement;

       The Seller, their successors and assigns, shall reimburse Purchaser for any legal or other expense reasonably incurred by Purchaser in connection with any loss, claim, damage or liability indemnified hereby. This indemnification shall benefit and inure to the successors and assigns of Purchaser and shall survive the Closing. In the event the Purchaser, his successors or assigns, believe they are entitled to indemnification hereunder, they shall give the Seller written notice of the basis for the claim for indemnification.

6.     Representations. Warranties of Purchaser.
       -----------------------------------------

       The Purchaser hereby represents and warrants to the Seller, which shall survive the Closing, that (a) this Agreement constitutes a valid obligation, legally binding upon Purchaser in accordance with its terms, (b) it has 2,465,000 shares outstanding prior to the issuance of shares pursuant to the acquisition of shares of the Company.


7.     Indemnification by Purchaser.
       ----------------------------

       Purchaser, its successors and assigns, shall indemnify, defend and hold the Seller harmless from any and all losses, claims, damages or liabilities suffered or incurred by the Seller as a result of the failure of Purchaser to comply with any obligations, agreements or covenants contained in this Agreement.

       Purchaser, its successors and assigns, shall reimburse the Seller for any legal or other expense reasonably incurred by them in connection with any loss, claim, damage or liability indemnified hereby. This indemnification obligation will survive the Closing.

8.     Miscellaneous.

     (a) Notice. All notices and other communications required to be given by the parties shall be in writing and sent to the ------- respective parties at the following addresses:

         The Seller:       Robert Sim
                           3301 - 501 Pacific Street
                           Vancouver, BC V6Z 2P7

       Purchaser:       Lennoc Ventures Inc.
                        c/o Gregory S. Yanke Law Corporation
                        200 - 675 West Hastings Street
                        Vancouver, BC V6B 1N2

     (b)  Saskatchewan   Law;  Venue.  This  Agreement  shall  be  construed  in
accordance with the laws of the Province of Saskatchewan.

       (c) Attorney' Fees. In any action brought to enforce this Agreement, or to seek damages for breach thereof; the prevailing party shall be entitled to recover a reasonable attorney's fee (including a reasonable attorney's fee on any appeal thereof) and reasonable costs of litigation in addition to any other award or decree granted or given by the court.

       (d) Entire Agreement. This Agreement supersedes all prior agreements of the parties, constitutes the entire agreement and understanding between the parties and may only be modified or amended by a subsequent written agreement executed by both parties.

       (e) Assignment. Each party hereto may assign its rights hereunder, but may not, without the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delegate any or all of its obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       (f) No Waiver. No failure on the part of either party to exercise and no delay in exercising any rights hereunder shall operate as a waiver thereof nor shall any waiver or acceptance of a partial, single or delayed performance of any term or condition of this Agreement operate as a continuing waiver or a waiver of any subsequent breach thereof.

       (g) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be continued and enforced if such illegal, invalid or unenforceable provision were never a part hereof and in lieu of such provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to make such provision legal, valid and enforceable.

     (h) Currency. All dollars referred to in this Agreement are Canadian dollars. ----------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLER:                            PURCHASER:

ROBERT SIM                         LENNOC VENTURES INC.

By: /s/ Robert Sim By:             /s/ Kenneth McAlpine

Name:Robert Sim                Name: Kenneth McAlpine

                                Title: President

Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into as of this 8th day of October, 2002, between the Lennoc Ventures Inc., a Nevada corporation (the "Purchaser"), and Robinson Marketing & Communications Ltd. (the "Seller").

WHEREAS, Wireless Age Communications Ltd. is a Saskatchewan corporation (the "Company") with 1,412,716 issued and outstanding shares of no par value (the "Stock"); and WHEREAS, the Purchaser is acquiring shares of Stock of the Company in exchange for shares of the Purchaser along with the assumption of certain share purchase notes and other liabilities; and WHEREAS, the Purchaser desires to purchase and the Seller desire to sell some of its shares of the Company as part of the shares being acquired.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

4.       Sale and Purchase of Shares.

       Subject to the provisions of this Agreement, the Seller agree to sell, and Purchaser agrees to buy, the Shares, consisting of 28,051 shares of Stock, which will at Closing constitute approximately 2% of the 1,412,716 issued and outstanding shares of Stock of the Company.

5.       Purchase Price.

       Purchaser agrees to issue to the Seller 17,031 pre-split (89,654 post-split) restricted common shares of Lennoc Ventures Inc.

6.       Closing.

       The Closing shall occur on effective date of the share exchange between the Purchaser and Seller (the "Closing Date") at the offices of the Company, or at such other time and place as is mutually agreeable to Purchaser and the Seller. Purchaser shall deliver the consideration set forth in Section 2 above. The Seller shall deliver to the Purchaser at Closing the stock certificates together with stock powers representing the Shares.

4.     Representations, Warranties and Covenants of the Seller.
       --------------------------------------------------------

       The Seller hereby represents and warrants to the Purchaser that the following are and will be true and correct on the Closing Date and such representations and warranties shall survive the Closing:

       (a) Authorization of Agreement. This Agreement constitutes a valid obligation, legally binding upon the Seller in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction do not and will not result in any breach of, or default under, any agreement, license or other obligation of the Seller.

       (b) Stock Ownership. Upon issuance and on the Closing Date, the Shares were fully paid, non-assessable, free and clear of all restrictions, liens, security interests, hypothecations, pledges and encumbrances of every kind and nature whatsoever. There are no restrictions in the Articles of Incorporation, Bylaws or other corporate documents of the Company prohibiting the free transferability of the Shares.


5.     Indemnification by the Seller.

       The Seller, its successors and assigns, jointly and severally, shall indemnify, defend and hold Purchaser harmless from any and all losses, claims, damages or liabilities, including any costs of recovery, suffered by Purchaser as a result of:

     (a) The failure of any representation or warranty of the Seller contained in this Agreement to be true and accurate when made and as of the Closing Date;

     (b) The failure of the Seller to comply with any obligations, agreements or covenants contained in this Agreement;

       The Seller, their successors and assigns, shall reimburse Purchaser for any legal or other expense reasonably incurred by Purchaser in connection with any loss, claim, damage or liability indemnified hereby. This indemnification shall benefit and inure to the successors and assigns of Purchaser and shall survive the Closing. In the event the Purchaser, his successors or assigns, believe they are entitled to indemnification hereunder, they shall give the Seller written notice of the basis for the claim for indemnification.

6.     Representations. Warranties of Purchaser.
       -----------------------------------------

       The Purchaser hereby represents and warrants to the Seller, which shall survive the Closing, that (a) this Agreement constitutes a valid obligation, legally binding upon Purchaser in accordance with its terms, (b) it has 2,465,000 shares outstanding prior to the issuance of shares pursuant to the acquisition of shares of the Company.


7.     Indemnification by Purchaser.
       ----------------------------

       Purchaser, its successors and assigns, shall indemnify, defend and hold the Seller harmless from any and all losses, claims, damages or liabilities suffered or incurred by the Seller as a result of the failure of Purchaser to comply with any obligations, agreements or covenants contained in this Agreement.

       Purchaser, its successors and assigns, shall reimburse the Seller for any legal or other expense reasonably incurred by them in connection with any loss, claim, damage or liability indemnified hereby. This indemnification obligation will survive the Closing.

8.     Miscellaneous.

     (a) Notice. All notices and other communications required to be given by the parties shall be in writing and sent to the ------- respective parties at the following addresses:

       The Seller:      Robinson Marketing & Communications Ltd.
                        c/o Wireless Age Communications Ltd.
                        1408 Broad Street
                           Regina, SK S4R 1Y8

       Purchaser:       Lennoc Ventures Inc.
                        c/o Gregory S. Yanke Law Corporation
                        200 - 675 West Hastings Street
                        Vancouver, BC V6B 1N2

     (b)  Saskatchewan   Law;  Venue.  This  Agreement  shall  be  construed  in
accordance with the laws of the Province of Saskatchewan.

       (c) Attorney' Fees. In any action brought to enforce this Agreement, or to seek damages for breach thereof; the prevailing party shall be entitled to recover a reasonable attorney's fee (including a reasonable attorney's fee on any appeal thereof) and reasonable costs of litigation in addition to any other award or decree granted or given by the court.

       (d) Entire Agreement. This Agreement supersedes all prior agreements of the parties, constitutes the entire agreement and understanding between the parties and may only be modified or amended by a subsequent written agreement executed by both parties.

       (e) Assignment. Each party hereto may assign its rights hereunder, but may not, without the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delegate any or all of its obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       (f) No Waiver. No failure on the part of either party to exercise and no delay in exercising any rights hereunder shall operate as a waiver thereof nor shall any waiver or acceptance of a partial, single or delayed performance of any term or condition of this Agreement operate as a continuing waiver or a waiver of any subsequent breach thereof.

       (g) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be continued and enforced if such illegal, invalid or unenforceable provision were never a part hereof and in lieu of such provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to make such provision legal, valid and enforceable.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLER:                                                    PURCHASER:

ROBINSON MARKETING
& COMMUNICATIONS LTD.                     LENNOC VENTURES INC.
Robinson Marketing & Communications Ltd.

By:/s/ Dallas Robinson                             By: /s/ Kenneth McAlpine

Name: Dallas Robinson                              Name: Kenneth McAlpine

Exhibit 10.3

                            STOCK PURCHASE AGREEMENT

       THIS AGREEMENT (the "Agreement") is made and entered into as of this 8th day of October, 2002, between the Lennoc Ventures Inc., a Nevada corporation (the "Purchaser"), and Robert Sim (the "Seller").

WHEREAS, Wireless Age Communications Ltd. is a Saskatchewan corporation (the "Company") with 1,412,716 issued and outstanding shares of no par value (the "Stock"); and WHEREAS, DB Sim Holdings Ltd. is a Saskatchewan corporation with 20 issued and outstanding shares of no par value; and WHEREAS, DB Sim Holdings Ltd. owns 578,418 shares of the Company; and WHEREAS, Seller owns all of the shares of DB Sim Holdings Ltd.; and WHEREAS, the Purchaser is directly and indirectly acquiring shares of Stock of the Company in exchange for shares of the Purchaser along with the assumption of certain share purchase notes and other liabilities; and WHEREAS, the Purchaser desires to purchase and the Seller desire to sell all of the shares of DB Sim Holdings Ltd.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

7.       Sale and Purchase of Shares.

       Subject to the provisions of this Agreement, the Seller agree to sell, and Purchaser agrees to buy all of the shares of DB Sim Holdings Ltd, consisting of 20 common shares of stock (the "Shares"), which will at Closing constitute 100% of the issued and outstanding shares of stock of DB Sim Holdings Ltd.

8.       Purchase Price.

       Purchaser agrees to issue to the Seller 273,373 pre-split (1,366,865 post-split) restricted common shares of Lennoc Ventures Inc. and assume the liability for a share purchase note in favor of Dianne Sim in the principal amount of $450,000, payable in 36 monthly installments beginning on March 1, 2003 and bearing interest at 6% per annum (the "Share Purchase Note").

9.       Closing.

       The Closing shall occur on effective date of the share exchange between the Purchaser and Seller (the "Closing Date") at the offices of the Company, or at such other time and place as is mutually agreeable to Purchaser and the Seller. Purchaser shall deliver the consideration set forth in Section 2 above. The Seller shall deliver to the Purchaser at Closing the stock certificates together with stock powers representing the Shares.



4.     Representations, Warranties and Covenants of the Seller.
       --------------------------------------------------------

       The Seller hereby represents and warrants to the Purchaser that the following are and will be true and correct on the Closing Date and such representations and warranties shall survive the Closing:

       (a) Authorization of Agreement. This Agreement constitutes a valid obligation, legally binding upon the Seller in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction do not and will not result in any breach of, or default under, any agreement, license or other obligation of the Seller.

       (b) Stock Ownership. Upon issuance and on the Closing Date, the Shares were fully paid, non-assessable, free and clear of all restrictions, liens, security interests, hypothecations, pledges and encumbrances of every kind and nature whatsoever, except for a security interest in those shares in favor of Dianne Sim as security for the Share Purchase Note described in Clause 2 hereof. There are no restrictions in the Articles of Incorporation, Bylaws or other corporate documents of the Company prohibiting the free transferability of the Shares.

5.     Indemnification by the Seller.

       The Seller, its successors and assigns, jointly and severally, shall indemnify, defend and hold Purchaser harmless from any and all losses, claims, damages or liabilities, including any costs of recovery, suffered by Purchaser as a result of:

     (a) The failure of any representation or warranty of the Seller contained in this Agreement to be true and accurate when made and as of the Closing Date;

     (b) The failure of the Seller to comply with any obligations, agreements or covenants contained in this Agreement;

       The Seller, their successors and assigns, shall reimburse Purchaser for any legal or other expense reasonably incurred by Purchaser in connection with any loss, claim, damage or liability indemnified hereby. This indemnification shall benefit and inure to the successors and assigns of Purchaser and shall survive the Closing. In the event the Purchaser, his successors or assigns, believe they are entitled to indemnification hereunder, they shall give the Seller written notice of the basis for the claim for indemnification.

6.     Representations. Warranties of Purchaser.
       -----------------------------------------

       The Purchaser hereby represents and warrants to the Seller, which shall survive the Closing, that (a) this Agreement constitutes a valid obligation, legally binding upon Purchaser in accordance with its terms, (b) it has 2,465,000 shares outstanding prior to the issuance of shares pursuant to the acquisition of shares of the Company.


7.     Indemnification by Purchaser.
       ----------------------------

       Purchaser, its successors and assigns, shall indemnify, defend and hold the Seller harmless from any and all losses, claims, damages or liabilities suffered or incurred by the Seller as a result of the failure of Purchaser to comply with any obligations, agreements or covenants contained in this Agreement.

       Purchaser, its successors and assigns, shall reimburse the Seller for any legal or other expense reasonably incurred by them in connection with any loss, claim, damage or liability indemnified hereby. This indemnification obligation will survive the Closing.

8.     Miscellaneous.

     (a) Notice. All notices and other communications required to be given by the parties shall be in writing and sent to the respective parties at the following addresses:

         The Seller:       Robert Sim
                           3301 - 501 Pacific Street
                           Vancouver, BC V6Z 2P7

       Purchaser:       Lennoc Ventures Inc.
                        c/o Gregory S. Yanke Law Corporation
                        200 - 675 West Hastings Street
                        Vancouver, BC V6B 1N2

     (b)  Saskatchewan   Law;  Venue.  This  Agreement  shall  be  construed  in
accordance with the laws of the Province of Saskatchewan.

       (c) Attorney' Fees. In any action brought to enforce this Agreement, or to seek damages for breach thereof; the prevailing party shall be entitled to recover a reasonable attorney's fee (including a reasonable attorney's fee on any appeal thereof) and reasonable costs of litigation in addition to any other award or decree granted or given by the court.

       (d) Entire Agreement. This Agreement supersedes all prior agreements of the parties, constitutes the entire agreement and understanding between the parties and may only be modified or amended by a subsequent written agreement executed by both parties.

       (e) Assignment. Each party hereto may assign its rights hereunder, but may not, without the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delegate any or all of its obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       (f) No Waiver. No failure on the part of either party to exercise and no delay in exercising any rights hereunder shall operate as a waiver thereof nor shall any waiver or acceptance of a partial, single or delayed performance of any term or condition of this Agreement operate as a continuing waiver or a waiver of any subsequent breach thereof.

       (g) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be continued and enforced if such illegal, invalid or unenforceable provision were never a part hereof and in lieu of such provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to make such provision legal, valid and enforceable.

     (h) Currency. All dollars referred to in this Agreement are Canadian dollars. ----------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLER:                                                    PURCHASER:

ROBERT SIM                                         LENNOC VENTURES INC.


     By: /s/ Robert Sim By: /s/ Kenneth McAlpine

     Name: Robert Sim Name: Kenneth McAlpine

                                Title: President